Credit Suisse Tech Conference December 4, 2013 Exhibit 99.1

endurance.com
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FORWARD LOOKING STATEMENTS
AND OTHER IMPORTANT CAUTIONS

Statements in this presentation which are not statements of historical fact, including but not limited to statements concerning our financial guidance for fiscal year 2013 and our long term annual growth rate expectations, are “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). These forward-looking statements are based on our current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in the our SEC filings, many of which are outside our control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. Some of the key factors that could cause actual results to differ from our expectations include: the rate of growth of the SMB market for our solutions; our inability to maintain a high level of subscriber satisfaction; our inability to continue to add new subscribers and increase sales to our existing subscribers; system or Internet failures; our dependence on establishing and maintaining strong brands; our inability to maintain or improve our competitive position or market share; the loss of strategic relationships or alliances with third parties; our inability to integrate recent or potential future acquisitions; the business risks of international operations; the loss or unavailability of any of our co-located data centers; our recognition of revenue for subscription-based services over the term of the applicable subscriber agreement; the occurrence of security or privacy breaches; and adverse consequences of our substantial level of indebtedness.
You are cautioned to not place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to us on this date and we assume no obligation to, and expressly disclaim any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes data based on our internal estimates. While we believe that our internal estimates are reasonable, no independent source has verified such estimates.
The information on, or that can be accessed through, any of our websites is not deemed to be incorporated in this presentation or to be part of this presentation.

endurance.com / AGENDA 3 • Introduction to Endurance • Third Quarter Results • Supplemental Information Hari Ravichandran Founder, CEO Tiv Ellawala CFO

INTRODUCTION TO ENDURANCE 4

endurance.com / WE ARE A TECHNOLOGY PLATFORM THAT TRANSFORMS THE WAY SMBs DO BUSINESS 5

We Get Them
Online
We Get Them
Found
We Help Them
Grow

endurance.com
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WHAT WE DO
Cloud
Enablement
Platform
• Domains
• Email
• Site Builders
• Shared Hosting
• Security
• Site Backup
• Mobile
• AdWords
• SEM / SEO Services
• Social Media
• BI and Analytics
• Virtualized / Managed
Hosting
• Email Marketing
• Productivity Solutions
• eCommerce
• Professional Services

Growing
Subscribers
Multi-Channel
Multi-Brand
Growing
ARPS
Multi-Product
Multi-Engagement

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HOW WE DO IT
• 400,000 online referral
partners
• Success-based marketing
• Better conversion
• Customer
segmentation
• Better adoption rates
• Better customer education
• Most current products
• Higher priced products

Subscribers Referrals
Online Direct & Reseller
Partnerships
Products
Geographic Diversity
3.4M
SUBSCRIBERS

endurance.com / GROWING SUBSCRIBERS MULTI-CHANNEL 8

We Serve Diverse Subscribers Through Multiple Brands

Geeks and Gear Heads
bluehost
Creative Connectors
FatCow
homestead
Get a site. Get found. Get customers.
Low-Touch SMBs
iPage
GET YOUR BUSINESS ONLINE
High-Touch SMBs
International SMBs
INDIA GET YOUR BUSINESS ONLINE
Networked Enterprise
bluehost
Integrated Operations Platform

endurance.com / GROWING SUBSCRIBERS MULTI-BRAND 9

Delivery Platforms
Solutions Suite
Integration Layer / Cloud Enablement Platform
goMobi
weebly
BIG Commerce
LOGICBOXES
SiteLock
Symantec
openstack
Parallels
Google AdWords
yp
Constant Contact
SEO GEARS
emailbrain
OX
Exchange
SUGARCRM.
SANSTORAGE & BANDWIDTH

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GROWING ARPS
MULTI-PRODUCT
Our proposed acquisition of Directi is targeted to close during the fourth quarter of 2013.

Brand Sites Control Panel Sales Floor Marketplace
Catalog Provisioning Billing
Support
Storage Network Compute Data
MySQL Databases
Site Backup & Restore
90%
90% of revenues from
Endurance owned
products
Web Presence Compute & Security Marketing Productivity

endurance.com
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GROWING ARPS
MULTI-ENGAGEMENT

Engaging Subscribers At The Right Time
Life Stage
Event
Triggered
Event
With the Right Messages
Listen
Teach
Sell
In the Right Channel & Touchpoint
Website
Email Advisor Social Mojo Mobile
Observe their behavior
across touchpoints
Engage them where
they are most active
Promote only where
they are responsive
In the Right Way

endurance.com
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THE ENDURANCE DIFFERENCE

SUPERIOR PERFORMANCE
attracts
who demand
Best in class
Cloud Enablement Technology Platform
High quality Subscribers
who
view web presence as mission critical
High quality Products
that
drive revenue growth
When combined, these advantages
yield SUPERIOR PERFORMANCE
Cloud
Enablement
Technology
Platform

Growing Subscribers

Multi-Channel
Geographic Expansion: Brazil, India

Multi-Brand
Partnerships: Google Stack

Growing ARPS

Multi-Product
New Products: Mobile

Multi-Engagement
Distribution: Mojo Marketplace

+

= GROWTH

endurance.com / 13 OPPORTUNITIES FOR GROWTH

THIRD QUARTER RESULTS 14

endurance.com
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Q3 BUSINESS HIGHLIGHTS

Closed Refinancing
Exceeded Revenue, Adjusted EBITDA & UFCF Estimates
Increased Total Subscribers on Platform
9 months ended September 30, Revenue of $384M, Adjusted EBITDA of $161M and Unlevered Free Cash Flow (UFCF) of $129M
Increased total subscribers on platform to over 3.440M
Grew ARPS while maintaining favorable MRR churn rate
Significant and increasing cash flow generation
Strong cash flow conversion

endurance.com
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Q3 OPERATING METRICS
Subscriber data is pro-forma for acquisitions and represents organic growth in subscribers.

Total Subscribers (‘000s)
MRR Retention Rate
ARPS ($)
12.95 13.14
2%
9%
Added 70,000 organic subscribers in Q3
10%
CAGR
2,857
2,972
3,059
3,114
3,223
3,315
3,370
3,440
Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013
10.51
11.48
Q3 2012 PF Q3 2013
Without 2012 acquisitions 2012 acquisitions
99%
99%
Q3 2012 PF Q3 2013

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Q3 KEY FINANCIAL METRICS

GAAP Revenue ($M)
UFCF ($M)
Adj. Revenue ($M)
Adj. EBITDA ($M)
59%
12%
36%
48%
15%
120.2
134.2
83.4
132.9
Q3 2012 Q3 2013
67.3
77.4
Q3 2012 PF Q3 2013
Without 2012 acquisitions 2012 acquisitions
37.1
50.3
Q3 2012 Q3 2013
29.2
43.1
Q3 2012 Q3 2013

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REST OF YEAR GUIDANCE

Q4 2013
~$525M
~$204M
FY 2013
~$33M ~$162M
~$43M
~$134M
Long Term Annual
Growth
Mid-teens
High-teens
High-teens
Adjusted Revenue
Adjusted EBITDA
Unlevered FCF
Figures above are estimates based on our expectations as of the date of this presentation.

endurance.com / endurance.com / SUPPLEMENTAL INFORMATION 19

endurance.com
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SUMMARY BALANCE SHEET
*Does not give pro forma effect to IPO and loan refinance.

($M)
December 31,
2012
September
30, 2013*
Unaudited
Cash & Cash Equivalents
23.2 33.4
Restricted Cash
0.9 1.2
Other Current Assets
44.0 54.0
Current Assets
68.1 88.6
Property & Equipment – Net
34.6 46.6
Goodwill & Other Intangible Assets – Net
1,417.4 1,346.8
Other Assets
18.0 37.2
Total Assets 1,538.1 1,519.2
($M)
December
31, 2012
September 30,
2013*
Unaudited
Accounts Payable & Accrued Expenses
39.3 43.5
Deferred Revenue
187.4 233.3
Other Liabilities
34.0 35.4
Revolver
15.0 -
Term Debt
1,115.0 1,198.8
Deferred Consideration
77.4 28.7
Total Liabilities
1,468.0 1,539.7
Shareholder’s Equity
70.2 -20.5
Total Liabilities & Shareholder’s Equity 1,538.1 1,519.2

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NON – GAAP RECONCILIATION
STATEMENT

Three months
ended 9/30
Nine months
ended 9/30
2012 2013 2012 2013
Revenue $83 $133 $175 $384
Purchase accounting 24 1 $57 7
Pre-acquisition revenue from acquired properties 13 0 116 1
Adjusted revenue $120 $134 $349 $391
Total subscribers 3,114 3,440 3,114 3,440
ARPS $12.95 $13.14 $12.84 $13.02
Adjusted revenue attributable to 2012 acquisitions 53 57 156 166
Adjusted revenue excluding revenue attributable to 2012 acquisitions $67 $77 $193 $225
Total subscribers excluding subscribers attributable to 2012 acquisitions 2,151 2,247 2,151 2,247
ARPS excluding 2012 acquisitions $10.51 $11.48 $10.22 $11.12
Net loss $(28) $(27) $(67) $(92)
Stock-based compensation 0 0 1 1
Amortization of long-lived assets related to acquisitions 26 26 57 79
Amortization of deferred financing costs 2 0 4 0
Changes in deferred revenue (inclusive of impact of purchase accounting) 26 11 94 44
Transaction expenses 8 2 10 6
Integration and restructuring expenses 0 9 0 40
Severance 0 0 0 0
Legal and professional expenses 0 1 0 5
Tax-affected impact of adjustments (24) (1) (64) (5)
Adjusted net income $11 $21 $36 $79
Depreciation 2 5 4 13
Current and deferred tax benefit 8 2 27 3
17 22 34 66
Adjusted EBITDA $37 $50 $101 $161
Change in operating assets and liabilities, net of acquisitions (2) 0 (14) (7)
Capital expenditures (5) (7) (12) (25)
Unlevered free cash flow $29 $43 $74 $129
Interest expense, net (net of impact of amortization of deferred financing costs)

endurance.com
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NON-GAAP FINANCIAL MEASURES
Adjusted net income, adjusted EBITDA, unlevered free cash flow, adjusted revenue and average revenue per subscriber are non-GAAP financial measures and should not be considered as alternatives to net income, revenue or any other measure of financial performance calculated and presented in accordance with GAAP. We believe these non-GAAP financial measures are helpful to investors because we believe they reflect the operating performance of our business and help management and investors gauge our ability to generate cash flow, excluding some recurring and non-recurring expenses that are included in the most directly comparable measures calculated and presented in accordance with GAAP.
Adjusted Net Income - Adjusted net income is a non-GAAP financial measure that we calculate as net income (loss) plus changes in deferred revenue inclusive of purchase accounting adjustments related to acquisitions, amortization, stock-based compensation expense, severance, expenses related to restructurings or integration of acquisitions, any dividend-related payments accounted for as compensation expense, costs associated with litigation matters and preparation for the initial public offering and the estimated tax effects of the foregoing adjustments. Due to our history of acquisitions and financings, we have incurred accounting charges and expenses that obscure the operating performance of our business.
We believe that adjusting for these items and the use of adjusted net income is useful to investors in evaluating the performance of our company.
Adjusted EBITDA - Adjusted EBITDA is a non-GAAP financial measure that we calculate as adjusted net income plus interest expense, depreciation, amortization and change in deferred taxes. We manage our business based on the cash collected from our subscribers and the cash required to acquire and service those subscribers. We believe highlighting cash collected and cash spent in a given period is valuable insight for an investor to gauge the overall health of our business. Under GAAP, although subscription fees are paid in advance, we recognize the associated revenue over the subscription term, which does not fully reflect short-term trends in our operating results.
Unlevered Free Cash Flow - Unlevered free cash flow, or UFCF, is a non-GAAP financial measure that we calculate as adjusted EBITDA plus changes in operating assets and liabilities (other than deferred revenue) net of acquisitions less capital expenditures. We believe the most useful indicator of our operating performance is the cash generating potential of our company prior to the impact of our capital structure and prior to any accounting charges related to our acquisitions.  We have substantial indebtedness primarily as a result of the December 2011 acquisition of a controlling interest in our company by investment funds and entities affiliated with Warburg Pincus and Goldman Sachs and a substantial dividend payment in November 2012. We also believe that because our business has meaningful data center and related infrastructure requirements, the level of capital expenditures required to run our business are an important factor for investors. We believe UFCF is a useful measure that captures the effects of these issues.

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NON-GAAP FINANCIAL MEASURES (CONT.)
Adjusted Revenue - Adjusted revenue is a non-GAAP financial measure that we calculate as GAAP revenue adjusted to exclude the impact of any fair value adjustments to deferred revenue resulting from acquisitions and to include the revenue generated from subscribers we added through business acquisitions as if those acquired subscribers had been our subscribers since the beginning of the period presented. We believe that excluding fair value adjustments to deferred revenue is useful to investors because it shows our revenue prior to purchase accounting charges related to our acquisitions, and that including revenue from acquired subscribers in this manner provides a helpful comparison of the revenues generated from our subscribers from period to period.
Average Revenue Per Subscriber - Average revenue per subscriber, or ARPS, is a non-GAAP financial measure that we calculate as the amount of adjusted revenue we recognize from subscribers in a period divided by the average of the number of total subscribers at the beginning of the period and at the end of the period. We believe ARPS is an indicator of our ability to optimize our product and service mix and pricing, and to sell products and services to new and existing subscribers.
Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on our reported financial results. Further, interest expense, which is excluded from some of our non-GAAP measures, has and will continue to be for the foreseeable future a significant recurring expense in our business. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included with this presentation, and not to rely on any single financial mseasure to evaluate our business.